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                                                                    Exhibit 10.7


                       ORGANIZER CONTRIBUTION AGREEMENT

     This Agreement is entered into as of __________ 2001, among the Organizers (as defined below) of a proposed banking association to be located in Windsor, Virginia (the "Bank"), and of CNB Bancorp, LLC (the "LLC"), a limited liability company formed to acquire real estate on which to construct the headquarters building for Bank.

                                   RECITALS

          1. The undersigned organizers of the Bank and LLC, and those who may hereafter join in the execution of this agreement as additional organizers of the Bank and LLC at the invitation of the original organizers (collectively, the "Organizers"), have agreed to join together for the purpose of (i) preparing and filing an application with the U.S. Comptroller of the Currency ("OCC") to organize the Bank; (ii) organizing a holding company for the Bank; and (iii) organizing the LLC to acquire real property on which to construct the headquarters building for the Bank.

          2. The Organizers have agreed among themselves to underwrite the organizational and pre-opening expenses of the Bank and acquisition cost of the real estate by the LLC, subject to being reimbursed out of the proceeds of the initial capitalization of the Bank and the holding company.

          3. The Organizers desire to divide among themselves responsibility for payment of such expenses in the event the proposed organization of the Bank is unsuccessful.

                            STATEMENT OF AGREEMENT

     In consideration of the premises, the Organizers hereby agree as follows:

          1. Each of the Organizers shall contribute a sum of cash equal to $7,500.00 to an organizational expense fund to be maintained by a treasurer elected by the Organizers. The treasurer shall be elected by a majority of the votes cast by the Organizers, with each Organizer casting one vote. From time to time upon receiving at least three business days' notification from the treasurer, each of the Organizers will promptly contribute additional funds to the venture for the purpose of paying organizational expenses up to an aggregate contribution of $50,000 per Organizer. In addition, each of the Organizers shall execute a line of credit to be established by the venture, with each Organizer assuming liability for up to 150% of his/her pro rata portion of the liability under the line of credit. The total financial commitment of all Organizers pursuant to the line of credit and the cash contributions together shall not exceed $750,000, unless the Organizers by unanimous vote elect to raise the ceiling.

          2. The treasurer shall keep accurate books of account of collections and expenditures, and shall expend organizational funds only for filing fees, legal and other
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     professional and consulting fees, acquisition of property selected for the
     Bank's headquarters, and other expenses incidental to the organization and planning of the Bank and the holding company. The books of account maintained by the treasurer shall be open to inspection by any Organizer at any reasonable time, and the treasurer shall furnish monthly reports of collections and expenditures to the Organizers.

          3. It is contemplated that upon preliminary approval by the OCC of the application to organize the Bank, the initial capitalization will be accomplished through a public offering of common stock of the Bank or the holding company. Upon completion of the offering, it is contemplated that the holding company or Bank will promptly reimburse the Organizers for the organizational expenses advanced by them.

          4. The venture shall be managed by the Organizers as a group, with fundamental business decisions to be made by majority vote of the Organizers on the basis described in paragraph 1. Other management decisions of the venture shall be made as the Organizers may agree.

          5. Each of the Organizers contemplates that he will purchase the dollar amount of stock indicated below. This is a non-binding statement of intent, and the stock of the Bank or holding company will be sold only pursuant to a prospectus that complies with all applicable Federal and state laws to be published after the Bank has received preliminary approval to organize. If the application to organize does not receive regulatory approval, or if the offering of stock is not successful in raising the minimum capitalization required to open the Bank, or if the Organizers by majority vote elect to abandon the project, then the organizational expenses will be borne by the Organizers. In the event the project is unsuccessful or abandoned, then each Organizer will be responsible for his pro rata portion of all organizational expenses paid, plus those for which the Organizers have become liable. The amount of any deficit or surplus in the expense fund shall be computed by the treasurer after rejection of the application or abandonment of the project and shall be promptly paid into the expense fund in the case of a deficit, or reimbursed to the Organizers in the case of a surplus. In addition, real estate acquired shall be sold and the net proceeds distributed among the Organizers pro rata.

          6. This Agreement may be executed by the Organizers in two or more counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

          7. This Agreement will remain open for execution by additional Organizers who are invited to join the organizing group by the unanimous consent of the original Organizers.

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     IN WITNESS WHEREOF, the Organizers have executed this Agreement as of the date first written above.


       Name and Address
       (Telephone Number)             Date            Anticipated Stock Purchase
       ------------------             ----            --------------------------

       Allen E. Brown                ______           $_________________________
       41 Bank Street
       Windsor, VA 23487
       (757) 242-4466
                                                      __________________________
                                                      (Signature)

       Judy D. Brown                 ______           $_________________________
       P.O. Box 274
       Windsor, VA 23487
       (757) 242-6698
                                                      __________________________
                                                      (Signature)


       Douglas A. Chesson            ______           $_________________________
       36184 Unity Road
       Zuni, VA 23898
       (757) 562-7317
                                                      __________________________
                                                      (Signature)


       J. Larry Darden               ______           $_________________________
       6407 Joyners Bridge Road
       Carrsville, VA 23315
       (757) 569-9440
                                                      __________________________
                                                      (Signature)


       Harold Demsco                 ______           $_________________________
       19 N. Court Street
       Windsor, VA 23487
       (757) 242-4421
                                                      __________________________
                                                      (Signature)


       James Foster                  ______           $_________________________
       27556 Sunset Drive
       Windsor, VA 23487
       (757) 242-4385
                                                      __________________________
                                                      (Signature)

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       James E. Laine                ______           $_________________________
       37023 Old Wakefield Road
       Wakefield, VA 23888
       (757) 899-7411
                                                      __________________________
                                                      (Signature)


       Macia Patterson               ______           $_________________________
       4536 Exeter Drive
       Suffolk, VA 23434
       (757) 255-2363
                                                      __________________________
                                                      (Signature)


       William E. Pope               ______           $_________________________
       24153 Butler Avenue
       Windsor, VA 23487
       (757) 242-6388
                                                      __________________________
                                                      (Signature)


       Gerald D. Scheimberg          ______           $_________________________
       4317 Anslie Court
       Suffolk, VA 23434-7007
       (757) 255-0647
                                                      __________________________
                                                      (Signature)


       Mike Smith                    ______           $_________________________
       4384 Lake Prince Drive
       Suffolk, VA 23434
       (757) 255-4122
                                                      __________________________
                                                      (Signature)


       Stewart Tyler                 ______           $_________________________
       801 Normandy Drive
       Suffolk, VA 23434-2907
       (757) 934-2115
                                                      __________________________
                                                      (Signature)


       Sherman Vincent               ______           $_________________________
       6202 Amberly Crescent
       Suffolk, VA 23435
       (757) 666-9054
                                                      __________________________
                                                      (Signature)

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       Gene Worrell                  ______           $_________________________
       11277 Shiloh Drive
       Windsor, VA 23487
       (757) 242-4201
                                                      __________________________
                                                      (Signature)


       Susan Worrell                 ______           $_________________________
       893 24/th/ Street
       Virginia Beach, VA 23454
       (757) 425-3833
                                                      __________________________
                                                      (Signature)


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